UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2022 (May 16, 2022)

GLOBE LIFE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange
4.250% Junior Subordinated Debentures	GL PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 19, 2022, Globe Life Inc. (“Globe Life”) completed the issuance and sale of $400,000,000 aggregate principal amount of Globe Life’s 4.800% Senior Notes due 2032 (the “Notes”), at a price to the public of 99.672% (the “Notes Offering”). In connection with the Notes Offering, Globe Life entered into an Underwriting Agreement dated May 16, 2022 (the “Underwriting Agreement”) with BofA Securities, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule A thereto.

The Underwriting Agreement includes customary representations, warranties and covenants by Globe Life. The Underwriting Agreement also provides for customary indemnification by each of Globe Life and the underwriters named therein against certain liabilities arising out of or in connection with the sale of the Notes. The foregoing summary of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, included as Exhibit 1.1 hereto, which is incorporated herein by reference.

The estimated net proceeds to Globe Life from the Notes Offering is $394.6 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by Globe Life. Globe Life intends to use a portion of the net proceeds from the sale of the Notes to repay the $300 million outstanding principal amount of its 3.800% Senior Notes due 2022. Globe Life intends to use the remaining net proceeds for general corporate purposes, which may include additional capital investments in its insurance subsidiaries, additional holding company liquidity and the repayment of a portion of Globe Life’s outstanding commercial paper.

The Notes Offering was completed pursuant to the prospectus, filed as part of Globe Life’s shelf registration statement on Form S-3 (File No. 333-256848) (the “Registration Statement”), as supplemented by a prospectus supplement in preliminary form dated May 16, 2022 and in final form dated May 16, 2022.

The Notes were issued under the Senior Indenture, dated as of September 24, 2018 (as supplemented, the “Senior Indenture”), between Globe Life and Regions Bank, as trustee, as supplemented by a Third Supplemental Indenture (the “Third Supplemental Indenture”), dated as of May 19, 2022 between Globe Life and Regions Bank, as trustee.

The Notes are senior unsecured obligations of Globe Life and rank equally with all of Globe Life’s other senior unsecured indebtedness from time-to-time outstanding. The Notes effectively rank junior to the current and future liabilities of Globe Life’s subsidiaries.

The Notes will bear interest at the rate of 4.800% per year. Interest on the Notes will accrue from and including May 19, 2022, and is payable semi-annually in arrears on June 15 and December 15 of each year, beginning December 15, 2022.

The Notes will mature on June 15, 2032. However, prior to March 15, 2032 (three months prior to their maturity date) (the “Par Call Date”), Globe Life may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Third Supplemental Indenture) plus 30 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the Par Call Date, Globe Life may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Senior Indenture contains customary events of default. If an event of default exists under the Senior Indenture, the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of all of the Notes, together with accrued interest, if any, to be immediately due and payable.

The foregoing summary of the terms of the Senior Indenture, the Third Supplemental Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Senior Indenture, incorporated by reference in Exhibit 4.1 to the Registration Statement; (ii) the Third Supplemental Indenture, filed herewith as Exhibit 4.2; and (iii) the form of the Notes, included in Exhibit 4.2, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The documents filed herewith are incorporated by reference into Globe Life’s Registration Statement on Form S-3, File Number 333-256848.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 16, 2022, between Globe Life and BofA Securities Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule A thereto.

4.1	Senior Indenture, dated as of September 24, 2018, between Globe Life Inc. and Regions Bank, as Trustee (incorporated by reference to Exhibit 4.1 to Globe Life’s Registration Statement on Form S-3 (File No. 333-227501) filed with the Securities and Exchange Commission on September 24, 2018).

4.2	Third Supplemental Indenture, dated as of May 19, 2022, between Globe Life Inc. and Regions Bank, as Trustee.

4.3	Form of 4.800% Senior Notes due 2032 (included in Exhibit 4.2).

5.1	Opinion of McAfee & Taft A Professional Corporation.

23.1	Consent of McAfee & Taft A Professional Corporation (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: May 19, 2022

/s/ Christopher T. Moore
Christopher T. Moore
Corporate Senior Vice President, Associate Counsel and Corporate Secretary